LETTER FROM ROBERT JULY 26, 2023

Dear Investor,

Cimpress closed FY2023 with a strong fourth quarter, in which consolidated revenue grew 9% on both reported and organic constant-currency bases. Full year revenue grew 7% on a reported basis and 11% on an organic constant-currency basis. As discussed further below, operating income and adjusted EBITDA grew significantly compared to the same quarter last year.

The strong Q4 financial results exceeded our expectations thanks to strong performance by Vista and our Upload & Print businesses. We maintain strong momentum as we move into FY2024, a year in which we expect our financial trajectory to continue in a favorable direction.

The tables below show the year-over-year change in quarterly and full year revenue and gross profit by reportable segment.

	Change Q4 FY2023 versus Q4 FY2022			
	Revenue		Gross Profit	
Segment:	Reported	Organic Constant Currency	Reported	Constant Currency
Vista	11%	12%	11%	11%
PrintBrothers	9%	7%	13%	9%
The Print Group	4%	2%	19%	17%
National Pen	10%	10%	7%	11%
All Other Businesses	2%	2%	(1)%	(1)%
Total	**9%**	**9%**	**11%**	**11%**

	Change FY2023 versus FY2022			
	Revenue		Gross Profit	
Segment:	Reported	Organic Constant Currency	Reported	Constant Currency
Vista	7%	9%	1%	3%
PrintBrothers	10%	17%	10%	17%
The Print Group	5%	13%	6%	14%
National Pen	7%	12%	6%	13%
All Other Businesses	4%	4%	—%	—%
Total	**7%**	**11%**	**3%**	**7%**

Operating income in Q4 and FY2023 improved $81.1 million and $10.0 million year over year, respectively, to $53.9 million and $57.3 million.

Adjusted EBITDA grew $76.2 million year over year in Q4 to $113.9 million, and full-year FY2023 adjusted EBITDA was $339.8 million, up $58.8 million from FY2022.

To put this in perspective, in the last two quarters our consolidated trailing-twelve-month adjusted EBITDA increased $111.7 million, yet this increase only includes one full fiscal quarter of benefit from the $100 million of recurring annualized cost reductions we have implemented. Q4 year-over-year savings from the cost reductions we announced in March were approximately $22 million.

Please see non-GAAP reconciliations at the end of this document. Page 2 of 31

Segment Commentary We have streamlined this quarterly earnings document by moving our commentary about segment-level financial performance into this introductory letter while still providing, in the subsequent sections, the same data and charts that we have traditionally provided. Vista Q4 revenue growth was strong, driven by the continuation of both year-over-year pricing increases and new customer growth; constant-currency revenue growth was well balanced across geographic regions and core product categories. Segment profitability expanded year over year by $65.7 million in Q4 FY2023, also in a balanced manner: $21.9 million of gross profit growth, $20.5 million of reduced advertising, and reductions in other operating expenses of approximately $23.3 million. The comparison to last year is striking and illustrates Vista's improved pricing, reduced cost base, increased focus of investments, and the shift of development resources from technology migration to activities such as user experience improvements, experimentation and new product introduction. Our Upload & Print businesses (PrintBrothers and The Print Group) delivered strong results in Q4 FY2023. Revenue growth in Q4 slowed as expected as these businesses lapped prior-year price increases and the extremely strong revenue growth in the year-ago period. These combined businesses expanded their profitability in Q4 FY2023 with improving input costs and other efficiencies, which is particularly evident in the gross profit growth of The Print Group segment. Currency movements reduced combined Upload & Print EBITDA by $7.7 million for the full year. National Pen also delivered good results in Q4 FY2023, benefiting from its continued shift toward faster-growing e- commerce sales and continued product category expansion. National Pen completed the relocation of its European production from Ireland to the Czech Republic in June, meaning it continued to have some duplicative costs through the end of FY2023. Currency movements reduced National Pen segment EBITDA by $8.1 million for the full year. All Other Businesses revenue grew modestly in Q4 FY2023. Segment EBITDA expanded as the result of realized savings from our decision earlier in FY2023 to discontinue our loss-making operations in China. Q4 profitability was also helped by reduced input costs year over year, offset by an increase in advertising spend in BuildASign. Central and Corporate Costs decreased year over year in Q4 FY2023 as a result of savings from our recent cost reductions. Cash Flow and Liquidity Operating cash flow and adjusted free cash flow for the quarter decreased year over year by $26.0 million and $28.6 million, respectively. These cash flow measures decreased despite significantly higher adjusted EBITDA due to an abnormally strong working capital inflow in the prior year and $22.3 million of restructuring payments in the current quarter connected to cost reductions. We maintained ample liquidity of $173.4 million in cash and marketable securities at June 30, 2023, after purchasing $51.7 million notional value of our 7% senior notes for $45.0 million during the fourth quarter as previously disclosed in June. Net leverage of 3.90 times trailing-twelve-month EBITDA as defined by our credit agreement was lower sequentially and down from a high of 5.52 times trailing-twelve month EBITDA two quarters ago. This rapid reduction in leverage demonstrates the strong underlying profitability and cash flow characteristics of our business model. Outlook We provided detailed quarterly guidance in March and April 2023 to help investors understand the significant profitability expansion we expected and subsequently exceeded. For FY2024 we are providing annual guidance only. We expect consolidated FY2024 reported revenue growth (assuming recent currency rates) of at least 8%, and organic constant-currency revenue growth of at least 6%, lower than the growth in FY2023 since we have passed the anniversary of nearly all pricing increases designed to offset input cost inflation. We expect FY2024 operating income of at least $205 million, and adjusted EBITDA of at least $420 million. Consistent with our prior guidance, we expect conversion of adjusted EBITDA to adjusted free cash flow of approximately 40%. Please see non-GAAP reconciliations at the end of this document. Page 3 of 31

As noted above, we expect our recent cost reductions to deliver $100 million of recurring annualized benefit to adjusted EBITDA. They have already delivered about $24 million of benefit in FY2023, leaving an incremental $76 million of year-over-year savings expected in FY2024. Our guidance for materially improved profitability assumes continued long-term growth investments to enhance the value we deliver to customers and our competitive advantages. We expect the combination of our cost reductions and continued investment will allow us to not only sustain our market share but also enhance our long-term prospects combined with sharper focus and simplification of operational objectives. We continue to expect that currency movements will negatively impact our adjusted EBITDA by approximately $20 million in FY2024 compared to FY2023, based on the visibility we have to our contracted rates on currency hedges and options compared to recent spot rates. We expect that capital expenditures will continue to be at or below 2% of revenue, that capitalized software expense in FY2024 will be flat or slightly lower than in FY2023 due to the impact of our cost reductions, that cash taxes will be approximately $10 million higher than in FY2023, and that our net cash interest expense will be approximately $115 million. We also expect the remaining cash restructuring payments from recent cost reductions will be approximately $8 million in FY2024. Based on these expectations for FY2024, we now expect we will reduce our net leverage as defined by our credit agreement to below 3.25x by the end of FY2024, which is an improvement from the "below 3.5x" guidance previously provided. Conclusion The financial results and outlook in this document further illustrate that Cimpress has positioned itself for sustained profitable growth in FY2024 and beyond. Our path to get there took a couple of twists and turns as a result of difficult but necessary investments to transform our Vista business, the global pandemic, and inflationary pressure on our cost base. I remain grateful for your support as we strive to enhance the value we deliver to our customers and long-term investors. As we do each year, today we also published our annual letter to investors that evaluates our progress toward our uppermost financial objective of maximizing intrinsic value per share, context on how we manage Cimpress, an assessment of prior capital allocation, and estimates of our steady-state free cash flow. Sean and I look forward to taking your questions about our financial results on our public earnings call tomorrow, July 27, 2023 at 8:00 am ET, which you can join using the link on the events section of ir.cimpress.com. You may pre-submit questions by emailing ir@cimpress.com, and you may also ask questions via chat during the live call. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 31

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q4 FY2021	Q4 FY2022	Q4 FY2023	FY2021	FY2022	FY2023
Vista	$ 345,923	$ 368,099	$ 410,140	$1,428,255	$1,514,909	$1,613,887
PrintBrothers	105,851	143,941	157,565	421,766	526,952	578,431
The Print Group	72,948	91,279	95,286	275,534	329,590	346,949
National Pen	68,967	75,608	82,894	313,528	341,832	366,294
All Other Businesses	49,133	51,786	52,593	192,038	205,862	213,455
Inter-segment eliminations	(7,627)	(7,885)	(9,632)	(55,160)	(31,590)	(39,389)
Total revenue	**$ 635,195**	**$ 722,828**	**$ 788,846**	**$2,575,961**	**$2,887,555**	**$3,079,627**
Reported revenue growth	*48 %*	*14 %*	*9 %*	*4 %*	*12 %*	*7 %*
Organic constant currency revenue growth	*38 %*	*19 %*	*9 %*	*(1)%*	*13 %*	*11 %*
Income from operations	**$ 9,027**	**$ (27,185)**	**$ 53,895**	**$ 123,510**	**$ 47,298**	**$ 57,309**
Income from operations margin	*1 %*	*(4)%*	*7 %*	*5 %*	*2 %*	*2 %*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q4 FY2021	Q4 FY2022	Q4 FY2023	FY2021	FY2022	FY2023
Vista	$ 56,024	$ 12,101	$ 77,795	$ 318,684	$ 195,321	$ 224,081
PrintBrothers	9,412	19,494	20,480	43,144	66,774	70,866
The Print Group	11,899	15,994	20,599	43,126	58,664	60,089
National Pen	6,911	4,192	3,564	11,644	26,845	23,714
All Other Businesses	5,926	6,028	8,595	31,707	23,227	25,215
Total segment EBITDA	**$ 90,172**	**$ 57,809**	**$ 131,033**	**$ 448,305**	**$ 370,831**	**$ 403,965**
Central and corporate costs	(33,708)	(37,027)	(31,919)	(122,749)	(137,115)	(141,407)
Unallocated share-based compensation	(3,672)	(1,991)	1,207	(6,618)	(6,843)	7,868
Exclude: share-based compensation expense[1]	13,963	13,551	10,418	37,034	49,766	39,682
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(4,557)	5,411	3,171	(6,854)	4,424	29,724
Adjusted EBITDA	**$ 62,198**	**$ 37,753**	**$ 113,910**	**$ 349,118**	**$ 281,063**	**$ 339,832**
Adjusted EBITDA margin	*10 %*	*5 %*	*14 %*	*14 %*	*10 %*	*11 %*
Adjusted EBITDA year-over-year (decline) growth	*(3)%*	*(39)%*	*202 %*	*(13)%*	*(19)%*	*21 %*

[1] *SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.*

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 31

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

CASH FLOW AND OTHER METRICS:

	Q4 FY2021	Q4 FY2022	Q4 FY2023	FY2021	FY2022	FY2023
Net cash provided by (used in) operating activities	$ 46,273	$ 87,820	$ 61,815	$ 265,221	$ 219,536	$ 130,289
Net cash provided by (used in) investing activities	(253,169)	44,630	4,626	(354,316)	(3,997)	(103,725)
Net cash provided by (used in) financing activities	354,313	(7,826)	(51,340)	224,128	(106,572)	(177,106)
Adjusted free cash flow	14,869	60,500	31,923	165,760	100,199	18,730
Cash interest, net[1]	50,174	33,561	39,713	115,137	94,869	102,501

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to the third quarter of FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.*

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q4 FY2021	Q4 FY2022	Q4 FY2023	FY2021	FY2022	FY2023
Adjusted EBITDA	$ 62,198	$ 37,753	$ 113,910	$ 349,118	$ 281,063	$ 339,832
Cash restructuring payments	(2,460)	(21)	(22,288)	(6,565)	(265)	(37,147)
Cash taxes	(14,814)	(9,400)	(7,690)	(27,870)	(32,987)	(31,184)
Other changes in net working capital and other reconciling items	51,523	93,049	17,596	65,675	66,594	(38,711)
Purchases of property, plant and equipment	(15,788)	(11,898)	(16,286)	(38,524)	(54,040)	(53,772)
Capitalization of software and website development costs	(15,616)	(15,422)	(13,606)	(60,937)	(65,297)	(57,787)
Adjusted free cash flow before cash interest, net	**$ 65,043**	**$ 94,061**	**$ 71,636**	**$ 280,897**	**$ 195,068**	**$ 121,231**
Cash interest, net[1]	(50,174)	(33,561)	(39,713)	(115,137)	(94,869)	(102,501)
Adjusted free cash flow	**$ 14,869**	**$ 60,500**	**$ 31,923**	**$ 165,760**	**$ 100,199**	**$ 18,730**

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to the third quarter of FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.*

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 31

INCOME STATEMENT HIGHLIGHTS Revenue & Reported Revenue Growth (Decline) $635 $658 $850 $657 $723 $703 $845 $742 $789 48% 12% 9% 15% 14% 7% (1)% 13% 9% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Gross Profit ($M) & Gross Margin (%) $311 $319 $426 $310 $340 $326 $390 $347 $376 49.0% 48.5% 50.1% 47.1% 47.1% 46.3% 46.1% 46.8% 47.7% Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2FY23 Q3FY23 Q4FY23 GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly) $9 $17 $86 ($28) ($27) ($18) $34 ($12) $54 1% 3% 10% (4)% (4)% (3)% 4% (2)% 7% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Adjusted EBITDA ($M) & Margin (%) (Quarterly) $62 $68 $142 $34 $38 $46 $111 $69 $114 10% 10% 17% 5% 5% 7% 13% 9% 14% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Organic Constant-Currency Revenue Growth 38% 9% 9% 17% 19% 14% 5% 16% 9% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Contribution Profit ($M) & Contribution Margin (%) $212 $219 $299 $201 $215 $204 $259 $236 $267 33.4% 33.2% 35.2% 30.6% 29.7% 29.0% 30.6% 31.8% 33.8% Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2FY23 Q3FY23 Q4FY23 GAAP Operating Income (Loss) ($M) & Margin (%) (TTM) $124 $104 $96 $84 $47 $12 ($40) ($24) $57 5% 4% 4% 3% 2% —% (1)% (1)% 2% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Adjusted EBITDA ($M) & Margin (%) (TTM) $349 $328 $327 $306 $281 $259 $228 $264 $340 14% 12% 12% 11% 10% 9% 8% 9% 11% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Please see non-GAAP reconciliations at the end of this document. Page 7 of 31

CASH FLOW

Cash Flow from Operations ($M) (Quarterly)



$46
$37
$143
($48)
$88
$(25)
$81
$13
$62
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Cash Flow from Operations ($M) (TTM)



$265
$196
$189
$178
$220
$158
$96
$156
$130
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Adjusted Free Cash Flow & Cash Interest, Net ($M) (Quarterly)



FCF
Cash interest, net
$50
$15
$14
$12
$35
$109
$13
($82)
$34
$61
$13
($52)
$33
$52
$17
($13)
$40
$32
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Adjusted Free Cash Flow & Cash Interest, Net ($M) (TTM)



FCF
Cash interest, net
$115
$166
$120
$96
$106
$74
$111
$55
$95
$100
$94
$36
$92
$(21)
$96
$47
$103
$19
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)



Capital expenditures
Capitalized software
$32
$16
$16
$25
$16
$9
$34
$16
$18
$34
$18
$16
$27
$15
$12
$27
$15
$12
$29
$14
$15
$26
$15
$11
$30
$14
$16
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)



Capital expenditures
Capitalized software
$100
$61
$39
$101
$62
$39
$115
$67
$48
$123
$65
$58
$119
$65
$54
$122
$65
$57
$116
$62
$54
$109
$60
$49
$112
$58
$54
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 31

CAPITAL STRUCTURE Net Debt (1) ($M) Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Cash / equivalents $ 183 $ 193 $ 231 $ 162 $ 277 $ 132 $ 111 $ 115 $ 130 Marketable securities $203 $192 $175 $108 $50 $124 $102 $75 $43 HY notes ($600) ($600) ($600) ($600) ($600) ($600) ($600) ($600) ($548) Term loans ($1,152) ($1,140) ($1,129) ($1,121) ($1,097) ($1,076) ($1,100) ($1,103) ($1,099) Revolver $— $— $— $— $— $— $— $— $— Other debt ($13) ($11) ($10) ($9) ($8) ($7) ($7) ($8) ($7) Net debt ($1,379) ($1,366) ($1,333) ($1,461) ($1,378) ($1,427) ($1,494) ($1,520) ($1,481) (1) Excludes debt issuance costs, debt premiums and discounts. Values may not sum to total due to rounding. Weighted Average Shares Outstanding (Millions) (2) 26.0 26.1 26.1 26.1 26.1 26.2 26.2 26.3 26.3 26.0 26.1 26.4 26.1 26.1 26.2 26.2 26.3 26.6 Basic Diluted Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 (2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss. Consolidated Net Leverage Ratios (3) 3.72 3.87 3.85 4.44 4.23 4.82 5.52 4.83 3.90 2.16 2.23 2.15 2.65 2.42 2.82 3.34 2.97 2.49 Consolidated net leverage Senior secured net leverage Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 (3) Consolidated Net Leverage Ratios as calculated per our credit agreement definitions. Please see non-GAAP reconciliations at the end of this document. Page 9 of 31

SEGMENT RESULTS

VISTA (QUARTERLY)


Revenue ($M) & Reported Revenue Growth
Quarterly
$346
$349
$448
$349
$368
$369
$438
$397
$410
42%
6%
4%
8%
6%
6%
(2)%
14%
11%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23


Organic Constant-Currency Revenue
Growth
Quarterly
32%
2%
3%
8%
8%
8%
2%
16%
12%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23


Gross Profit ($M) & Gross Margin (%)
Quarterly
$202
$202
$262
$193
$208
$199
$229
$219
$230
58%
58%
58%
55%
56%
54%
52%
55%
56%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23


Advertising ($M) & as % of Revenue
Quarterly
Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$60
$14
$46
17%
$48
$3
$45
14%
$73
$4
$69
16%
$62
$10
$51
18%
$81
$17
$64
22%
$68
$19
$49
18%
$77
$20
$57
18%
$57
$10
$47
15%
$60
$18
$42
15%
Q4 FY21
Q1 FY22
Q2 FY22
Q3 FY22
Q4 FY22
Q1 FY23
Q2FY23
Q3FY23
Q4FY23


Segment EBITDA ($M) & Segment EBITDA
Margin (%)
Quarterly
$56
$67
$91
$26
$12
$31
$55
$60
$78
16%
19%
20%
7%
3%
8%
13%
15%
19%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 31

VISTA (ANNUAL)


Revenue ($M) & Reported Revenue Growth
Annual
$1,499
$1,508
$1,337
$1,428
$1,515
$1,614
11%
1%
(11)%
7%
6%
7%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023


Gross Profit ($M) & Gross Margin (%)
Annual
$898
$879
$802
$834
$865
$876
60%
58%
60%
58%
57%
54%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023


Segment EBITDA ($M)
& Segment EBITDA Margin (%)
Annual
$310
$350
$363
$319
$195
$224
21%
23%
27%
22%
13%
14%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023


Organic Constant-Currency Revenue
Growth
Annual
9%
3%
(10)%
1%
5%
9%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023


Advertising ($M) & as % of Revenue
Annual
Lower-funnel ($M) [Total pre-2021]
Mid- & upper-funnel ($M)
Total as % of revenue
$322
$322
22%
$282
$282
19%
$177
$177
13%
$206
$26
$180
14%
$264
$34
$229
17%
$262
$67
$195
16%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 31

UPLOAD AND PRINT PRINTBROTHERS (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly $106 $125 $138 $120 $144 $133 $149 $140 $158 46% 25% 13% 28% 36% 6% 8% 16% 9% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Organic Constant-Currency Revenue Growth Quarterly 34% 24% 18% 36% 52% 22% 18% 22% 7% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Gross Profit ($M) & Gross Margin (%) Quarterly $25 $33 $36 $31 $38 $34 $40 $36 $42 24% 27% 26% 26% 26% 25% 27% 26% 27% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly $9 $16 $19 $12 $19 $15 $20 $16 $20 9% 13% 14% 10% 14% 11% 13% 11% 13% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 THE PRINT GROUP (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly $73 $73 $90 $75 $91 $77 $89 $86 $95 56% 10% 18% 26% 25% 6% 13% 4% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 0 100 Organic Constant-Currency Revenue Growth Quarterly 43% 8% 23% 35% 42% 24% 11% 19% 2% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Gross Profit ($M) & Gross Margin (%) Quarterly $27 $26 $33 $25 $32 $25 $30 $31 $38 37% 36% 36% 33% 35% 32% 33% 36% 40% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly $12 $14 $16 $12 $16 $12 $14 $14 $21 16% 20% 18% 16% 18% 16% 15% 16% 22% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Please see non-GAAP reconciliations at the end of this document. Page 12 of 31

PRINTBROTHERS (ANNUAL):


Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$411
$444
$418
$422
$527
$578
29%
18%
13%
8%
(5)%
(6)%
1%
(7)%
32%
25%
17%
10%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023


Gross Profit ($M) & Margin
Annual
$99
$108
$101
$104
$138
$152
24%
24%
24%
25%
26%
26%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023


Segment EBITDA ($M)
& Segment EBITDA Margin
Annual
$41
$43
$39
$43
$67
$71
10%
10%
9%
10%
13%
12%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023

THE PRINT GROUP (ANNUAL):


Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$320
$326
$275
$276
$330
$347
19%
9%
6%
2%
(13)%
(16)%
—%
(7)%
27%
20%
13%
5%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023


Gross Profit ($M) & Gross Margin
Annual
$112
$111
$90
$93
$116
$123
35%
34%
33%
34%
35%
36%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023


Segment EBITDA ($M)
& Segment EBITDA Margin
Annual
$64
$64
$52
$43
$59
$60
20%
20%
19%
16%
18%
17%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 31

NATIONAL PEN (QUARTERLY)

Revenue ($M) & Reported Revenue Growth Quarterly



109%
$69
$69
2%
$125
9%
$72
16%
$76
10%
$82
18%
$121
(3%)
$81
12%
$83
10%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Organic Constant-Currency Revenue Growth Quarterly



103%
2%
11%
19%
14%
24%
3%
15%
10%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Gross Profit ($M) & Gross Margin (%) Quarterly



$35
50%
$36
52%
$69
55%
$38
53%
$39
52%
$44
54%
$65
54%
$41
51%
$42
50%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Quarterly



$7
10%
(12%)
($8)
$32
25%
(1%)
($1)
$4
6%
(2%)
($1)
$25
21%
(4%)
($3)
$4
4%
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 31

NATIONAL PEN (ANNUAL) Revenue ($M) & Reported Revenue Growth Annual $333 $348 $299 $314 $342 $366 5% (14)% 5% 9% 7% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 Gross Profit ($M) & Gross Margin (%) Annual $193 $197 $159 $153 $182 $192 58% 57% 53% 49% 53% 52% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 National Pen was acquired at the end of Q2 FY2017. The charts above show results since FY2018, the first full fiscal year of ownership. Organic Constant-Currency Revenue Growth Annual 7% (13)% 2% 11% 12% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 Segment EBITDA ($M) & Segment EBITDA Margin (%) Annual $29 $17 $8 $12 $27 $24 9% 5% 3% 4% 8% 6% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 Please see non-GAAP reconciliations at the end of this document. Page 15 of 31

ALL OTHER BUSINESSES (QUARTERLY) Revenue ($M) & Reported Revenue Growth Quarterly $49 $48 $58 $48 $52 $52 $60 $49 $53 16% 10% 4% 10% 5% 8% 4% 1% 2% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Gross Profit ($M) & Gross Margin (%) Quarterly $24 $22 $26 $22 $25 $24 $27 $20 $24 49% 47% 46% 46% 48% 46% 45% 42% 46% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Organic Constant-Currency Revenue Growth Quarterly 13% 5% —% 5% 3% 8% 3% 1% 2% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly $6 $5 $6 $6 $6 $6 $5 $5 $9 12% 10% 11% 12% 12% 12% 9% 10% 16% Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Please see non-GAAP reconciliations at the end of this document. Page 16 of 31

ALL OTHER BUSINESSES (ANNUAL) Revenue ($M) & Reported Revenue Growth Annual $40 $136 $174 $192 $206 $213 (57%) 239% 28% 11% 7% 4% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 Gross Profit ($M) & Gross Margin (%) Annual $12 $55 $80 $96 $96 $96 30% 40% 46% 50% 46% 45% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 Organic Constant-Currency Revenue Growth Annual 54% 7% 4% 12% 3% 4% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Annual ($11) ($6) $17 $32 $23 $25 (27%) (5%) 10% 17% 11% 12% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 Please see non-GAAP reconciliations at the end of this document. Page 17 of 31

CENTRAL AND CORPORATE COSTS



Central and Corporate Costs ($M)
Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$37
$4
$7
$14
$12
$34
$1
$5
$16
$12
$35
$2
$6
$16
$11
$36
$2
$6
$16
$12
$39
$2
$7
$18
$13
$35
$6
$17
$13
($1)
$34
$6
$17
$13
($2)
$34
$6
$17
$16
($4)
$31
$3
$17
$12
($1)
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23



Central and Corporate Costs ($M)
TTM
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$129
$7
$26
$54
$43
$133
$7
$25
$57
$44
$139
$8
$25
$59
$47
$142
$9
$25
$62
$46
$144
$7
$24
$66
$47
$144
$5
$25
$67
$48
$143
$1
$25
$68
$50
$142
$24
$68
$54
($5)
$134
$21
$68
$53
($8)
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 31

CURRENCY IMPACTS

Changes in currency rates were neutral to our year-over-year reported revenue growth in Q4 FY2023. There are many natural expense offsets in local currencies in our business, so the net currency impact to our bottom line is less pronounced than it is to revenue.

We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was $7.1 million in Q4 FY2023, mainly driven by:

- Realized gains on certain currency hedges intended to hedge EBITDA were $3.2 million for the fourth quarter. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA.
- Other net gains were $3.9 million in Q4, primarily related to unrealized gains on the revaluation of currency derivatives, and intercompany, cash and debt balances. These are included in our net income but excluded from our adjusted EBITDA.

On the right side of this page is a table describing the directional net currency impacts when compared to the prior-year period, as well as a table describing impacts to segment EBITDA.

	Y/Y Impact from Currency*	
Financial Measure	**Q4 FY2023**	**FY2023**
Revenue	Positive	Negative
Operating income	Negative	Negative
Net income	Negative	Negative
Adjusted EBITDA	Negative	Positive
Adjusted free cash flow	Positive	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

	Y/Y Impact from Currency*	
Segment EBITDA	**Q4 FY2023**	**FY2023**
Vista	Neutral	($1.4)M
Upload & Print	$1.2M	($7.7)M
National Pen	($1.6)M	($8.1)M
All Other Businesses	Neutral	Neutral

**Realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.*

Other Income (Expense), Net ($M)



($3)
$13
$13
$12
$23
$27
($17)
$1
$7
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Realized Gains (Losses) on Certain Currency Derivatives Intended to Hedge EBITDA ($M)



($5)
($4)
$1
$2
$5
$7
$15
$5
$3
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 31

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) June 30, 2023 June 30, 2022 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 130,313 $ 277,053 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38,540 49,952 Accounts receivable, net of allowances of $6,630 and $6,140, respectively . . . . . . . . . . . . . . . . . 67,353 63,885 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107,835 126,728 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96,986 108,697 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 441,027 626,315 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 287,574 286,826 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76,776 80,694 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95,315 90,474 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,740 113,088 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 781,541 766,600 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109,196 154,730 Marketable securities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,497 — Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46,193 48,945 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,854,859 $ 2,167,672 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 285,784 $ 313,710 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 257,109 253,841 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44,698 58,861 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,713 10,386 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22,559 27,706 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24,469 28,035 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 645,332 692,539 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47,351 41,142 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,627,243 1,675,562 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56,668 57,474 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90,058 64,394 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,466,652 2,531,111 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,893 131,483 Shareholders’ deficit: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,315,855 and 44,083,569 shares issued; 26,344,608 and 26,112,322 shares outstanding, respectively . . 615 615 Treasury shares, at cost, 17,971,247 for both periods presented . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,363,550) (1,363,550) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 539,454 501,003 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 235,396 414,138 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (35,060) (47,128) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (623,145) (494,922) Noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 459 — Total shareholders' deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (622,686) (494,922) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,854,859 $ 2,167,672 Page 20 of 31

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended June 30,		Year Ended June 30,	
	2023	2022	2023	2022
Revenue	$788,846	$722,828	$3,079,627	$2,887,555
Cost of revenue (1)	412,589	382,348	1,640,625	1,492,726
Technology and development expense (1)	71,772	80,010	302,257	292,845
Marketing and selling expense (1, 2)	180,658	211,310	773,970	789,241
General and administrative expense (1)	52,805	53,183	209,246	197,345
Amortization of acquired intangible assets	10,903	12,977	46,854	54,497
Restructuring expense (1)	615	10,185	43,757	13,603
Impairment of goodwill	5,609	—	5,609	—
Income (loss) from operations	53,895	(27,185)	57,309	47,298
Other income, net	7,116	23,133	18,498	61,463
Interest expense, net	(28,875)	(24,126)	(112,793)	(99,430)
Gain on early extinguishment of debt	6,764	—	6,764	—
Income (loss) before income taxes	38,900	(28,178)	(30,222)	9,331
Income tax expense	11,524	3,693	155,493	59,901
Net income (loss)	27,376	(31,871)	(185,715)	(50,570)
Add: Net loss (income) attributable to noncontrolling interest	1,413	1,266	(263)	(3,761)
Net income (loss) attributable to Cimpress plc	$28,789	($30,605)	($185,978)	($54,331)
Basic net income (loss) per share attributable to Cimpress plc	$1.09	($1.17)	($7.08)	($2.08)
Diluted net income (loss) per share attributable to Cimpress plc	$1.08	($1.17)	($7.08)	($2.08)
Weighted average shares outstanding — basic	26,330,801	26,108,034	26,252,860	26,094,842
Weighted average shares outstanding — diluted	26,617,054	26,108,034	26,252,860	26,094,842

(1) Share-based compensation is allocated as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2023	2022	2023	2022
Cost of revenue	$ 63	$ 158	$ 474	$ 538
Technology and development expense	3,194	3,927	13,002	13,582
Marketing and selling expense	1,805	2,946	5,693	11,382
General and administrative expense	5,356	6,520	20,513	24,264
Restructuring expense	299	—	2,440	—

(2) Marketing and selling expense components are as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2023	2022	2023	2022
Advertising	$ 95,389	$ 112,658	$ 417,886	$ 408,567
Payment processing	14,196	13,302	55,424	52,987
All other marketing and selling expense	71,073	85,350	300,660	327,687

Page 21 of 31

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended June 30, Year Ended June 30, 2023 2022 2023 2022 Operating activities Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 27,376 $ (31,871) $ (185,715) $ (50,570) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40,861 42,284 162,428 175,681 Impairment of goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,609 — 5,609 — Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,717 13,551 42,122 49,766 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,072) (3,757) 114,912 22,879 Gain on early extinguishment of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (6,764) — (6,764) — Unrealized loss (gain) on derivatives not designated as hedging instruments included in net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,881 (14,769) 34,393 (40,408) Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (5,016) 6,384 (11,988) 537 Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,965) (5,500) 13,235 (13,704) Changes in operating assets and liabilities, net of effects of businesses acquired: . Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 597 (355) (4,243) (18,119) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13,947 (12,125) 11,352 (44,089) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,839 12,787 1,768 (5,989) Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16,122 74,117 (28,872) 109,977 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (47,317) 7,074 (17,948) 33,575 Net cash provided by operating activities 61,815 87,820 130,289 219,536 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (16,286) (11,898) (53,772) (54,040) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (498) (75,258) Capitalization of software and website development costs . . . . . . . . . . . . . . . . . . . . . . . (13,606) (15,422) (57,787) (65,297) Purchases of marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (84,030) — Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . . . . . . . . . . . . . . 32,000 57,521 92,110 151,200 Proceeds from the sale of subsidiaries, net of transaction costs and cash divested . — — (4,130) — Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,795 10,305 4,659 37,771 Proceeds from the settlement of derivatives designated as hedging instruments . . . . — 4,124 — 2,244 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (277) — (277) (617) Net cash provided by (used in) investing activities 4,626 44,630 (103,725) (3,997) Financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — 48,264 — Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,363) (3,361) (61,310) (14,510) Payments for early redemption of 7% Senior Notes due 2026 . . . . . . . . . . . . . . . . . . . . (44,994) — (44,994) — Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (4) (51) (1,444) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . — — (7,100) (43,647) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 327 — 327 — Payments of withholding taxes in connection with equity awards . . . . . . . . . . . . . . . . . (639) (121) (4,448) (3,219) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,273) (2,413) (8,290) (37,512) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (1,841) (95,567) (2,165) Distributions to noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (3,652) (3,963) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (398) (86) (285) (112) Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (51,340) (7,826) (177,106) (106,572) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 222 (9,083) 3,802 (14,937) Net increase (decrease) in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . 15,323 115,541 (146,740) 94,030 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114,990 161,512 277,053 183,023 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 130,313 $ 277,053 $ 130,313 $ 277,053 Page 22 of 31

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the last twelve months, constant-currency gross profit growth, adjusted EBITDA, adjusted free cash flow and cash interest, net: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes 99designs revenue from Q2 FY2021 through Q1 FY2022, Depositphotos/VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition. • Constant-currency gross profit growth is estimated by translating all non-U.S. dollar denominated revenue and cost of revenue generated or incurred in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Adjusted EBITDA is defined as operating income plus depreciation and amortization plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives intended to hedge EBITDA. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Cash interest, net is cash paid for interest, less cash received for interest. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, for acquisitions we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for certain derivative contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 23 of 31

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23
Reported revenue growth	48 %	12 %	9 %	15 %	14 %	7 %	(1)%	13 %	9 %
Currency impact	(6)%	(1)%	2 %	4 %	7 %	8 %	7 %	3 %	— %
Revenue growth in constant currency	42 %	11 %	11 %	19 %	21 %	15 %	6 %	16 %	9 %
Impact of TTM acquisitions, divestitures & JVs	(4)%	(2)%	(2)%	(2)%	(2)%	(1)%	(1)%	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	38 %	9 %	9 %	17 %	19 %	14 %	5 %	16 %	9 %

Vista	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23
Reported revenue growth	42 %	6 %	4 %	8 %	6 %	6 %	(2)%	14 %	11 %
Currency impact	(5)%	(1)%	1 %	2 %	4 %	4 %	4 %	2 %	1 %
Revenue growth in constant currency	37 %	5 %	5 %	10 %	10 %	10 %	2 %	16 %	12 %
Impact of TTM acquisitions, divestitures & JVs	(5)%	(3)%	(2)%	(2)%	(2)%	(2)%	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	32 %	2 %	3 %	8 %	8 %	8 %	2 %	16 %	12 %

PrintBrothers	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23
Reported revenue growth	46 %	25 %	13 %	28 %	36 %	6 %	8 %	16 %	9 %
Currency impact	(12)%	(1)%	5 %	9 %	18 %	17 %	12 %	5 %	(2)%
Revenue growth in constant currency	34 %	24 %	18 %	37 %	54 %	23 %	20 %	21 %	7 %
Impact of TTM acquisitions	— %	— %	— %	(1)%	(2)%	(1)%	(2)%	1 %	— %
Revenue growth in constant currency excl. TTM acquisitions	34 %	24 %	18 %	36 %	52 %	22 %	18 %	22 %	7 %

The Print Group	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23
Reported revenue growth	56 %	10 %	18 %	26 %	25 %	6 %	(1)%	13 %	4 %
Currency impact	(13)%	(2)%	5 %	9 %	17 %	18 %	12 %	6 %	(2)%
Revenue growth in constant currency	43 %	8 %	23 %	35 %	42 %	24 %	11 %	19 %	2 %

National Pen	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23
Reported revenue growth	109 %	2 %	9 %	16 %	10 %	18 %	(3)%	12 %	10 %
Currency impact	(6)%	— %	2 %	3 %	4 %	6 %	6 %	3 %	— %
Revenue growth in constant currency	103 %	2 %	11 %	19 %	14 %	24 %	3 %	15 %	10 %

All Other Businesses	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23
Reported revenue growth	16 %	10 %	4 %	10 %	5 %	8 %	4 %	1 %	2 %
Currency impact	(1)%	— %	1 %	(1)%	(1)%	— %	(1)%	— %	— %
Revenue growth in constant currency	15 %	10 %	5 %	9 %	4 %	8 %	3 %	1 %	2 %
Impact of TTM acquisitions and divestitures	(2)%	(5)%	(5)%	(4)%	(1)%	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures	13 %	5 %	— %	5 %	3 %	8 %	3 %	1 %	2 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes 99designs revenue from Q2 FY2021 through Q1 FY2022, Depositphotos/ VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition.

Values may not sum to total due to rounding.

Page 24 of 31

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Annual)

Total Company	FY2021	FY2022	FY2023
Reported revenue growth	4 %	12 %	7 %
Currency impact	(3)%	3 %	4 %
Revenue growth in constant currency	1 %	15 %	11 %
Impact of TTM acquisitions, divestitures & JVs	(2)%	(2)%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(1)%	13 %	11 %

Vista	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023
Reported revenue growth	11 %	1 %	(11)%	7 %	6 %	7 %
Currency impact	(2)%	2 %	1 %	(3)%	1 %	2 %
Revenue growth in constant currency	9 %	3 %	(10)%	4 %	7 %	9 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	(3)%	(2)%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	3 %	(10)%	1 %	5 %	9 %

PrintBrothers	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023
Reported revenue growth	29 %	8 %	(6)%	1 %	25 %	10 %
Currency impact	(11)%	5 %	3 %	(7)%	8 %	8 %
Revenue growth in constant currency	18 %	13 %	(3)%	(6)%	33 %	18 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	(2)%	(1)%	(1)%	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	18 %	13 %	(5)%	(7)%	32 %	17 %

The Print Group	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023
Reported revenue growth	19 %	2 %	(16)%	— %	20 %	5 %
Currency impact	(10)%	4 %	3 %	(7)%	7 %	8 %
Revenue growth in constant currency	9 %	6 %	(13)%	(7)%	27 %	13 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	6 %	(13)%	(7)%	27 %	13 %

National Pen	FY2019	FY2020	FY2021	FY2022	FY2023
Reported revenue growth	5 %	(14)%	5 %	9 %	7 %
Currency impact	2 %	1 %	(3)%	2 %	5 %
Revenue growth in constant currency	7 %	(13)%	2 %	11 %	12 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	7 %	(13)%	2 %	11 %	12 %

Values may not sum to total due to rounding.

Page 25 of 31

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONTINUED)

(Annual)

All Other Businesses	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023
Reported revenue growth	(57)%	239 %	28 %	11 %	7 %	4 %
Currency impact	— %	9 %	1 %	1 %	— %	— %
Revenue growth in constant currency	(57)%	248 %	29 %	12 %	7 %	4 %
Impact of TTM acquisitions, divestitures & JVs	110 %	(241)%	(25)%	— %	(4)%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	54 %	7 %	4 %	12 %	3 %	4 %

CONSTANT-CURRENCY GROSS PROFIT GROWTH RATE

(Quarterly and Annual)

Consolidated	Q4FY23	FY2023
Reported gross profit growth	11 %	3 %
Currency impact	— %	4 %
Gross profit growth in constant currency	11 %	7 %

Vista	Q4FY23	FY2023
Reported gross profit growth	11 %	1 %
Currency impact	— %	2 %
Gross profit growth in constant currency	11 %	3 %

PrintBrothers	Q4FY23	FY2023
Reported gross profit growth	13 %	10 %
Currency impact	(4)%	7 %
Gross profit growth in constant currency	9 %	17 %

The Print Group	Q4FY23	FY2023
Reported gross profit growth	19 %	6 %
Currency impact	(2)%	8 %
Gross profit growth in constant currency	17 %	14 %

National Pen	Q4FY23	FY2023
Reported gross profit growth	7 %	6 %
Currency impact	4 %	7 %
Gross profit growth in constant currency	11 %	13 %

All Other Businesses	Q4FY23	FY2023
Reported gross profit growth	(1)%	— %
Currency impact	— %	— %
Gross profit growth in constant currency	(1)%	— %

Values may not sum to total due to rounding.

Page 26 of 31

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23
Vista	$ 56.0	$ 66.9	$ 90.8	$ 25.5	$ 12.1	$ 30.7	$ 55.2	$ 60.4	$ 77.8
PrintBrothers	9.4	16.3	18.6	12.4	19.5	15.0	19.5	15.9	20.5
The Print Group	11.9	14.4	16.4	11.9	16.0	12.2	13.7	13.6	20.6
National Pen	6.9	(8.0)	31.6	(0.9)	4.2	(1.3)	24.8	(3.3)	3.6
All Other Businesses	5.9	4.9	6.3	6.0	6.0	6.2	5.4	5.0	8.6
Total segment EBITDA (loss)	**$ 90.2**	**$ 94.4**	**$163.6**	**$ 55.0**	**$ 57.8**	**$ 62.8**	**$118.5**	**$ 91.6**	**$131.0**
Central and corporate costs ex. unallocated SBC	(33.7)	(33.0)	(32.8)	(34.3)	(37.0)	(35.5)	(35.6)	(38.4)	(31.9)
Unallocated SBC	(3.7)	(1.1)	(1.9)	(1.8)	(2.0)	1.0	1.8	3.9	1.2
Exclude: share-based compensation included in segment EBITDA	14.0	11.0	12.5	12.7	13.6	10.5	11.5	7.2	10.4
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(4.6)	(3.7)	0.7	2.0	5.4	6.9	14.9	4.8	3.2
Adjusted EBITDA[2,3]	**$ 62.2**	**$ 67.6**	**$142.1**	**$ 33.6**	**$ 37.8**	**$ 45.6**	**$111.2**	**$ 69.1**	**$113.9**
Depreciation and amortization	(44.5)	(44.4)	(45.3)	(43.7)	(42.3)	(40.9)	(40.9)	(39.8)	(40.9)
Share-based compensation expense[1]	(14.0)	(11.0)	(12.5)	(12.7)	(13.6)	(10.5)	(11.5)	(7.2)	(10.4)
Certain impairments and other adjustments	0.7	0.8	2.7	(0.3)	6.5	(3.5)	0.9	0.5	(5.0)
Restructuring-related charges	0.1	0.3	(0.3)	(3.4)	(10.2)	(1.8)	(11.2)	(30.1)	(0.6)
Realized (gains) losses on currency derivatives not included in operating income	4.6	3.7	(0.7)	(2.0)	(5.4)	(6.9)	(14.9)	(4.8)	(3.2)
Total income (loss) from operations	**$ 9.0**	**$ 16.9**	**$ 86.0**	**$(28.4)**	**$(27.2)**	**$(18.0)**	**$ 33.6**	**$(12.2)**	**$ 53.9**
Operating income (loss) margin	*1 %*	*3 %*	*10 %*	*(4)%*	*(4)%*	*(3)%*	*4 %*	*(2)%*	*7 %*
Operating income (loss) year-over-year growth	*376 %*	*(53)%*	*(9)%*	*81 %*	*(401)%*	*(206)%*	*(61)%*	*57 %*	*298 %*

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 27 of 31

ADJUSTED EBITDA
(Quarterly, in millions)

	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23
GAAP operating income (loss)	$9.0	$16.9	$86.0	($28.4)	($27.2)	($18.0)	$33.6	($12.2)	$53.9
Depreciation and amortization	$44.5	$44.4	$45.3	$43.7	$42.3	$40.9	$40.9	$39.8	$40.9
Share-based compensation expense[1]	$14.0	$11.0	$12.5	$12.7	$13.6	$10.5	$11.5	$7.2	$10.4
Proceeds from insurance	$—	$—	$—	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	($0.7)	($0.8)	($2.7)	$0.3	($6.5)	$3.5	($0.9)	($0.5)	$5.0
Restructuring related charges	($0.1)	($0.3)	$0.3	$3.4	$10.2	$1.8	$11.2	$30.1	$0.6
Realized gains (losses) on currency derivatives not included in operating income	($4.6)	($3.7)	$0.7	$2.0	$5.4	$6.9	$14.9	$4.8	$3.2
Adjusted EBITDA[2,3]	**$62.2**	**$67.6**	**$142.1**	**$33.6**	**$37.8**	**$45.6**	**$111.2**	**$69.1**	**$113.9**

ADJUSTED EBITDA
(Annual, in millions)

	FY2021	FY2022	FY2023
GAAP operating income (loss)	$123.5	$47.3	$57.3
Depreciation and amortization	$173.2	$175.7	$162.4
Share-based compensation expense[1]	$37.0	$49.8	$39.7
Proceeds from insurance	$0.1	$—	$—
Certain impairments and other adjustments	$20.5	($9.7)	$6.9
Restructuring related charges	$1.6	$13.6	$43.8
Realized gains (losses) on currency derivatives not included in operating income	($6.9)	$4.4	$29.7
Adjusted EBITDA [2,3]	**$349.1**	**$281.1**	**$339.8**

ADJUSTED EBITDA
(TTM, in millions)

	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22	TTM Q3FY22	TTM Q4FY22	TTM Q1FY23	TTM Q2FY23	TTM Q3FY23	TTM Q4FY23
GAAP operating income (loss)	$123.5	$104.5	$96.3	$83.5	$47.3	$12.4	($40.0)	($23.8)	$57.3
Depreciation and amortization	$173.2	$175.4	$177.1	$177.9	$175.7	$172.2	$167.8	$163.9	$162.4
Share-based compensation expense[1]	$37.0	$39.8	$47.0	$50.2	$49.8	$49.2	$48.3	$42.8	$39.7
Proceeds from insurance	$0.1	$0.1	$0.1	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$20.5	$18.9	$16.4	($3.9)	($9.7)	($5.5)	($3.7)	($4.5)	$6.9
Restructuring related charges	$1.6	$1.4	($0.5)	$3.3	$13.6	$15.7	$26.6	$53.3	$43.8
Realized gains (losses) on currency derivatives not included in operating income	($6.9)	($11.7)	($9.5)	($5.5)	$4.4	$15.0	$29.2	$32.0	$29.7
Adjusted EBITDA[2,3]	**$349.1**	**$328.3**	**$326.9**	**$305.5**	**$281.1**	**$259.0**	**$228.2**	**$263.7**	**$339.8**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 28 of 31

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23
Net cash provided by (used in) operating activities	$46.3	$36.6	$143.3	($48.2)	$87.8	($25.3)	$81.1	$12.6	$61.8
Purchases of property, plant and equipment	($15.8)	($8.6)	($17.9)	($15.6)	($11.9)	($11.8)	($14.7)	($11.0)	($16.3)
Capitalization of software and website development costs	($15.6)	($15.6)	($16.5)	($17.7)	($15.4)	($15.3)	($13.9)	($14.9)	($13.6)
Adjusted free cash flow	**$14.9**	**$12.3**	**$108.9**	**($81.5)**	**$60.5**	**($52.3)**	**$52.5**	**($13.3)**	**$31.9**

Reference:

Value of finance leases	$1.4	$0.9	$2.7	$0.2	$3.3	$2.4	$6.2	$5.8	$5.9
Cash restructuring payments	$2.5	$—	$0.2	$—	$—	$7.9	$1.9	$5.0	$22.3
Cash paid for interest	$50.7	$14.4	$35.3	$13.8	$34.6	$15.1	$35.8	$20.0	$43.2
Cash received for interest	($0.5)	($0.7)	($0.7)	($0.8)	($1.0)	($2.1)	($3.0)	($3.0)	($3.4)
Cash interest, net[1]	**$50.2**	**$13.7**	**$34.6**	**$13.0**	**$33.6**	**$13.0**	**$32.8**	**$17.0**	**$39.7**

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to this quarter, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.*

ADJUSTED FREE CASH FLOW

(Annual, in millions)

	FY2021	FY2022	FY2023
Net cash provided by operating activities	$265.2	$219.5	$130.3
Purchases of property, plant and equipment	($38.5)	($54.0)	($53.8)
Capitalization of software and website development costs	($60.9)	($65.3)	($57.8)
Adjusted free cash flow	**$165.8**	**$100.2**	**$18.7**

Reference:

Value of finance leases	$7.0	$7.0	$20.3
Cash restructuring payments	$6.6	$0.3	$37.1
Cash paid for interest	$117.0	$98.1	$114.0
Cash received for interest	($1.8)	($3.2)	($11.5)
Cash interest, net[1]	**$115.1**	**$94.9**	**$102.5**

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to Q3 FY2023 we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods*

Values may not sum to total due to rounding.

Page 29 of 31

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22	TTM Q3FY22	TTM Q4FY22	TTM Q1FY23	TTM Q2FY23	TTM Q3FY23	TTM Q4FY23
Net cash provided by operating activities	$265.2	$196.1	$189.0	$178.0	$219.5	$157.7	$95.5	$156.3	$130.3
Purchases of property, plant and equipment	($38.5)	($38.8)	($48.3)	($57.9)	($54.0)	($57.2)	($54.0)	($49.4)	($53.8)
Capitalization of software and website development costs	($60.9)	($61.8)	($66.6)	($65.5)	($65.3)	($65.0)	($62.4)	($59.6)	($57.8)
Adjusted free cash flow	**$165.8**	**$95.6**	**$74.1**	**$54.6**	**$100.2**	**$35.6**	**($20.9)**	**$47.3**	**$18.7**

Reference:

Value of new finance leases	$7.0	$7.8	$10.4	$5.1	$7.0	$8.6	$12.1	$17.7	$20.3
Cash restructuring payments	$6.6	$4.1	$2.8	$2.7	$0.3	$8.2	$9.8	$14.9	$37.1

Cash paid for interest	$117.0	$122.3	$108.4	$114.2	$98.1	$98.8	$99.2	$105.4	$114.0
Cash received for interest	($1.8)	($1.9)	($2.3)	($2.7)	($3.2)	($4.6)	($6.9)	($9.0)	($11.5)
Cash interest, net[1]	**$115.1**	**$120.3**	**$106.1**	**$111.5**	**$94.9**	**$94.2**	**$92.4**	**$96.3**	**$102.5**

[1] *Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to Q3 FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the netting interest received and will report this way in future periods.*

CONSTANT-CURRENCY REVENUE GROWTH OUTLOOK

	FY2024 (at least...)
Reported revenue growth (using recent currency rates)	8%
Currency impact	(2)%
Impact of TTM acquisitions, divestitures & JVs (as of July 26, 2023)	—%
Organic constant-currency revenue growth	6%

ADJUSTED EBITDA OUTLOOK

(in millions)

	FY2024 (at least...)
GAAP operating income (loss)	$205.2
Depreciation and amortization	$158.0
Share-based compensation expense[1]	$56.0
Certain impairments and other adjustments[2]	$—
Restructuring related charges	$—
Realized gains (losses) on currency derivatives not included in operating income	$0.8
Adjusted EBITDA [2,3]	**$420.0**

[1] *SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.*
[2] *This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.*
[3] *Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.*

Values may not sum to total due to rounding.

Page 30 of 31

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, print mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vista and WIRmachenDRUCK. To learn more, visit https://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenue growth, profitability, income, cash flows, net leverage, and other financial results, including our outlook for fiscal year 2024; expected effects of our cost reductions on our financial results, including anticipated costs savings and restructuring payments in fiscal year 2024; expected effects of our investments in our business; our expectations with respect to cash taxes and currency in fiscal year 2024; and the impact of our mass customization platform. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints, inflation, and the lingering effects of the COVID-19 pandemic; our failure to execute on the transformation of the Vista business; the failure of our cost reductions to affect our financial results as expected; costs and disruptions caused by acquisitions; the failure of the businesses we acquire or invest in to perform as expected; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss of key personnel or our inability to hire and retain talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions, including the possibility of an economic downturn in some or all of our markets; and other factors described in our Form 10-K for the fiscal year ended June 30, 2022 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 31 of 31